EXHIBIT 99.1

The Community Financial Corporation Announces Appointments to Its Board of Directors

WALDORF, Md., Dec. 23, 2020 (GLOBE NEWSWIRE) -- The Community Financial Corporation (NASDAQ: TCFC) (the “Company”), the holding company for Community Bank of the Chesapeake, (the “Bank”) announced that on December 17, 2020 the Board of Directors appointed Michael B. Adams, James M. Burke, Gregory C. Cockerham and James F. Di Misa to the Company’s Board of Directors, effective January 1, 2021.

Michael B. Adams is the President of JON Properties, LLC, a full service commercial real estate company in Fredericksburg, Virginia. JON Properties has won numerous awards, particularly for its work on Historic Renovation and tax credit projects in the Fredericksburg, Virginia region. Prior to starting JON Properties, Mr. Adams worked at WEB Equipment, Inc., a dealer in rough terrain forklifts. Mr. Adams served as President of WEB Equipment, Inc. from 1995 – 2006. Mr. Adams serves, or has served, on numerous boards of community organizations. These include the Fredericksburg Rotary Club, the Cal Ripken, Sr. Foundation, the Fredericksburg Area Museum, the Central Virginia Housing Coalition, Loisann’s Hope House and the Germanna Community College Education Foundation. Mr. Adams is also a member of the Fredericksburg Builders Association, the National Association of Home Builders, the Fredericksburg Realtors Association and the National Realtors Association. Mr. Adams attended Prince George’s Community College and the University of Maryland where he studied Business Management. Mr. Adams holds a Class A General Contractors License and is a licensed realtor in the state of Virginia. Mr. Adams will serve on the Board Risk Oversight Committee and Audit Committee of the Company’s Board of Directors.

James M. Burke joined the Bank in 2005. He serves as Executive Vice President of the Company and as President of the Bank. Before his appointment as President of the Bank in 2016, he served as Executive Vice President and Chief Risk Officer. Before joining the Bank, Mr. Burke was Executive Vice President and Senior Loan Officer at Mercantile Southern Maryland Bank. Mr. Burke has over 20 years of banking experience. Mr. Burke serves as Chairman of the Board for St. Mary’s Ryken High School and Trustee for Historic Sotterley Plantation. He is the former Chairman of the Board of Directors of University of Maryland Charles Regional Medical Center and former Board member for the ARC of Southern Maryland. Mr. Burke is a Maryland Banking School graduate and holds a Bachelor of Arts from High Point University. He is also a graduate of the East Carolina Advanced School of Commercial Lending. Mr. Burke has served on the Board of Directors of the Bank since 2016.

Gregory C. Cockerham joined the Bank in 1988. Before Mr. Cockerham’s retirement as an employee of the Bank on December 31, 2019, he served as Executive Vice President and Chief Lending Officer. Before joining the Bank, he was a Vice President at Maryland National Bank. Mr. Cockerham has over 40 years of banking experience. Mr. Cockerham serves as Emeritus and Past Chair of the Board of Directors for the College of Southern Maryland Foundation and Finance Chair of the Potomac Baptist Association. He is Past Chair of Maryland Title Center, former President of the Rotary Foundation Board of Charles County, and Past Chair of the Charles County Board of Education CRD Program. Mr. Cockerham is a Maryland Banking School graduate and holds a Bachelor of Science from West Virginia University. Mr. Cockerham has served on the Board of Directors of the Bank since 2016. Mr. Cockerham will serve on the Board Risk Oversight Committee of the Company’s Board of Directors. He also serves on the Bank Board’s Credit Risk Committee.

James F. Di Misa joined the Bank in 2005. Before Mr. Di Misa’s retirement as a Bank employee on March 31, 2019, he served as Executive Vice President and Chief Operating Officer. Before joining the Bank, Mr. Di Misa served as Executive Vice President of Mercantile Southern Maryland Bank. Mr. Di Misa has over 30 years of banking experience. Mr. Di Misa served on the Board of Trustees of the College of Southern Maryland. He is former Chairman of the Board of Trustees for the Maryland Banking School, Past Chair of the Charles County Rotary Scholarships Program, Past President of the Charles County Rotary Club, former Governor Appointment to the Tri-County Work Force Investment Board, and Past President and Founder of the La Plata Business Association. Mr. Di Misa is a Stonier Graduate School of Banking graduate and holds a Master of Business Administration from Mount St. Mary’s College and a Bachelor of Science from George Mason University. Mr. Di Misa has served on the Board of Directors of the Bank since 2016. He will serve on the Board Risk Oversight Committee of the Company’s Board of Directors. Mr. Di Misa currently serves as Chairman of the Bank Board’s Credit Risk Committee.

“We are pleased to have Mr. Adams join the Board of Directors.  Mr. Adams is a well-respected and known business leader in the Fredericksburg region.  As the Bank continues to expand in this market, his business acumen and experience in the Fredericksburg community will play an important role in the Company’s strategic efforts and expansion,” said Austin J. Slater, Jr., Chairman of the Board of the Company and the Bank.

“Messrs. Burke, Cockerham and Di Misa have long been leaders at the Bank and Company.  Each of them have made tremendous contributions to the success of the organization.  While Mr. Di Misa and Mr. Cockerham have retired as employees from the Bank, their continued leadership and guidance through their appointment to the Board of Directors of the Company will further drive the organization forward. Serving as President of Community Bank of the Chesapeake, Mr. Burke’s appointment to the Holding Company Board is vital in our continued success.  We are honored to have each of these individuals join the Board,” said William J. Pasenelli, Chief Executive Officer of the Company and the Bank.

About The Community Financial Corporation - Headquartered in Waldorf, MD, The Community Financial Corporation is the bank holding company for Community Bank of the Chesapeake, a full-service commercial bank with assets of approximately $2.1 billion. Through its branch offices and commercial lending centers, Community Bank of the Chesapeake offers a broad range of financial products and services to individuals and businesses. The Company’s banking centers are located at its main office in Waldorf, Maryland, and branch offices in Waldorf, Bryans Road, Dunkirk, Leonardtown, La Plata, Charlotte Hall, Prince Frederick, Lusby and California, Maryland; and downtown Fredericksburg, Virginia. More information about Community Bank of the Chesapeake can be found at www.cbtc.com.

Forward-looking Statements - This news release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements can generally be identified by the fact that they do not relate strictly to historical or current facts. They often include words like “believe,” “expect,” “anticipate,” “estimate” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” Statements in this release that are not strictly historical are forward-looking and are based upon current expectations that may differ materially from actual results. These forward-looking statements include, without limitation, those relating to the Company’s and Community Bank of the Chesapeake’s future growth and management’s outlook or expectations for revenue, assets, asset quality, profitability, business prospects, net interest margin, non-interest revenue, allowance for loan losses, the level of credit losses from lending, liquidity levels, capital levels, or other future financial or business performance strategies or expectations, and any statements of the plans and objectives of management for future operations products or services, including the expected benefits from, and/or the execution of integration plans relating to any acquisition we have undertaking or that we undertake in the future; plans and cost savings regarding branch closings or consolidation; any statement of expectation or belief; projections related to certain financial metrics; and any statement of assumptions underlying the foregoing. These forward-looking statements express management’s current expectations or forecasts of future events, results and conditions, and by their nature are subject to and involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. Factors that might cause actual results to differ materially from those made in such statements include, but are not limited to: risks, uncertainties and other factors relating to the COVID-19 pandemic (including the length of time that the pandemic continues, the ability of states and local governments to successfully implement the lifting of restrictions on movement and the potential imposition of further restrictions on movement and travel in the future, the effect of the pandemic on the general economy and on the businesses of our borrowers and their ability to make payments on their obligations; the remedial actions and stimulus measures adopted by federal, state and local governments, and the inability of employees to work due to illness, quarantine, or government mandates); the synergies and other expected financial benefits from any acquisition that we have undertaken or may undertake in the future, which may not be realized within the expected time frames; changes in The Community Financial Corporation or Community Bank of the Chesapeake’s strategy, costs or difficulties related to integration matters which might be greater than expected; availability of and costs associated with obtaining adequate and timely sources of liquidity; the ability to maintain credit quality; general economic trends; changes in interest rates; loss of deposits and loan demand to other financial institutions; substantial changes in financial markets; changes in real estate value and the real estate market; regulatory changes; the impact of government shutdowns or sequestration; the possibility of unforeseen events affecting the industry generally; the uncertainties associated with newly developed or acquired operations; the outcome of pending or threatened litigation, or of matters before regulatory agencies, whether currently existing or commencing in the future; market disruptions and other effects of terrorist activities; and the matters described in “Item 1A Risk Factors” in the Company’s Annual Report on Form 10-K for the Year Ended December 31, 2019 and its Quarterly Report on Form 10-Q for the Period Ended September 30, 2020, and in its other Reports filed with the Securities and Exchange Commission (the “SEC”). The Company’s forward-looking statements may also be subject to other risks and uncertainties, including those that it may discuss elsewhere in this news release or in its filings with the SEC, accessible on the SEC’s Web site at www.sec.gov. The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unforeseen events, except as required under the rules and regulations of the SEC.

CONTACTS:

William J. Pasenelli, Chief Executive Officer
888.745.2265